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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 22, 2002




                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



               DELAWARE                                       76-0304436
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                         Identification No.)




1021 MAIN, SUITE 2100, HOUSTON, TEXAS                            77002
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (713) 652-0706




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 22, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountant for Nuevo Energy Company (the "Company") effective upon that date and KPMG LLP ("KPMG") was appointed as the new independent accountant for the Company to replace Andersen for the year ending December 31, 2002. The Company announced this change in independent public accountants in a press release, a copy of which is attached hereto as Exhibit 99.1. The decision to dismiss Andersen and to appoint KPMG was recommended by the Audit Committee of the Company's Board of Directors, and was approved by the Company's Board.

         Andersen's report on the Company's financial statements for the fiscal year ended December 31, 2001, KPMG's report on the Company's financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During Andersen's appointment from March 9, 2001 through July 22, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         As required under Securities and Exchange Commission regulations, the Company provided Andersen with a copy of this Item and requested that Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. We were informed that because of its current situation, Andersen would not be able to provide such a letter.

         KPMG was Nuevo's independent accountant for the fiscal year ended December 31, 2000. KPMG's report on the Company's financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         As required under Securities and Exchange Commission regulations, the Company provided KPMG with a copy of this Item and requested that KPMG furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. A copy of such letter, dated July 22, 2002 is filed herewith as Exhibit 16.



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ITEM 7.  EXHIBITS

(a)      EXHIBITS

          16          Letter from KPMG to the Securities and Exchange Commission

          99.1 Press release dated July 22, 2002 announcing the appointment of KPMG LLP as the Registrant's independent auditors.

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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             NUEVO ENERGY COMPANY
                                                 (Registrant)

Date:        July 22, 2002                   By: /s/ James L. Payne
     -------------------------------            --------------------------------
                                                 James L. Payne
                                                 Chairman, President and
                                                 Chief Executive Officer


Date:        July 22, 2002                   By: /s/ Janet F. Clark
     -------------------------------            --------------------------------
                                                 Janet F. Clark
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER            DESCRIPTION
    -------           -----------

      16              Letter from KPMG to the Securities and Exchange Commission

      99.1 Press release dated July 22, 2002 announcing the appointment of KPMG LLP as the Registrant's independent auditors.